UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 11, 2001

ZALE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-04129 (Commission File Number)	75-0675400 (IRS Employer Identification No.)

901 W. Walnut Hill Lane, Irving, Texas	75038-1003

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 580-4000

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
Ex-99.1 Slide Presentation

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

99.1 Slides to be shown during the Registrant’s presentation on June 11, 2001.

Item 9. Regulation FD Disclosure.

      On June 11, 2001, certain members of Registrant’s management will meet with institutional investors and will make a slide presentation. The Company is furnishing this report on Form 8-K pursuant to Regulation FD in connection with the expected disclosure of information at the meeting with institutional investors. The furnishing of this report is not intended to constitute a determination by the Company that the information is material or that the dissemination of this information is required by Regulation FD.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZALE CORPORATION Registrant

Date: June 11, 2001	By: /s/ Mark R. Lenz Mark R. Lenz Senior Vice President, Controller (principal accounting officer of the registrant)

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Slides to be shown during the Registrant’s presentation on June 11, 2001.

5